Exhibit 99.1
 www.advent.energy  Investor Presentation October 2020  NEXT GENERATION FUEL CELL TECHNOLOGY

 2  This presentation has been prepared by Advent Technologies Inc. (“Advent”) and AMCI Acquisition Corp. (“AMCI”) to assist interested parties in making their own evaluation with respect to the proposed business combination between Advent and AMCI and for no other purpose. The data contained herein is derived from various internal and external sources. Please refer to the merger agreement for the business combination between Advent and AMCI and the filings by AMCI with the United States Securities and Exchange Commission (“SEC”) for the full terms of the transaction. While the information contained in this presentation has been prepared in good faith, neither Advent nor AMCI, nor any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, makes any representations or warranties (express or implied) as to, or in relation to, the fairness, accuracy, reliability or completeness of the information in this presentation, and liability therefor is expressly disclaimed. Accordingly, neither Advent nor AMCI, nor any of their respective shareholders, directors, officers, agents, employees, affiliates, representatives or advisors, takes any responsibility for, or will accept any liability, whether direct or indirect, express or implied, contractual, tortious, statutory or otherwise, with respect to the accuracy or completeness of the information in this presentation or for any of the opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation or for any errors, omissions or misstatements or for any loss, howsoever arising from this presentation. The information, opinions, estimates, projections, forecasts, targets, or prospects contained in this presentation are provided as at the date of this presentation and are subject to change without notice.This presentation contains financial information prepared in accordance with U.S. generally accepting accounting principles (“GAAP”) that have been extracted without material adjustment from audited GAAP financial statements and/or extracted or derived from unaudited accounting records that have been used to prepare GAAP financial statements. This presentation also contains certain non-GAAP financial measures which have not been and will not be audited. These non-GAAP financial measures are not recognized measures of financial performance or liquidity under GAAP, but are measures used by Advent’s management to monitor the underlying performance of Advent’s business and operations. These non-GAAP measures may not be indicative of Advent’s historical operating results nor are such measures meant to be predicative of future results. These measures and ratios may not be comparable to those used by other companies under the same or similar names. As such, undue reliance should not be placed on these non-GAAP financial measures. Certain financial information contained herein is unaudited and is based on internal records and/or estimates. This presentation contains certain forward-looking information which may not be included in future public filings or investor guidance. The inclusion of financial information or metrics in this presentation should not be construed as a commitment by Advent or AMCI to provide guidance on such information in the future. The balance sheet and income statement data contained herein is currently subject to audit in accordance with the rules of the Public Company Accounting Oversight Board (“PCAOB”) and may be updated or modified in the final audited financial statements included in the proxy statement with respect to the meeting of AMCI stockholders related to AMCI’s business combination with Advent and the related registration statement on Form S-4.The information contained in this presentation is the property of Advent and AMCI. This presentation may not be copied, published, reproduced or distributed in whole or in part at any time without the prior written consent of Advent and AMCI. The trademarks and trademark symbols used herein are the properties of their respective owners.This presentation does not constitute investment, legal, accounting, regulatory, taxation or other advice, and neither this presentation nor the information in this presentation takes into account the recipient’s investment objectives, or the recipient’s legal, accounting, regulatory, taxation or financial situation or particular needs. In particular, any estimates, projections, forecasts, targets, prospects or opinions contained in this presentation necessarily involve significant elements of subjective judgment, analysis and assumption are based upon the reasonable judgment of Advent and AMCI, subject to change without notice, and each recipient should satisfy itself in relation to such matters. This presentation, the information contained in this presentation or any related oral presentation is for informational purposes only and does not constitute, or form part of, any offer, invitation to sell or issue, or any solicitation of any offer to subscribe for, purchase or otherwise acquire any securities in Advent or AMCI or their respective affiliates, nor shall this presentation, or the fact of its communication, form the basis of, or be relied upon in connection with, or act as any inducement to enter into any contract or commitment whatsoever with respect to such securities. This presentation and the information in this presentation are not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any locality, state, country or other jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration of licensing within such jurisdiction. This presentation contains financial forecasts with respect to Advent’s estimated future performance. These forecasts have been prepared solely by Advent and have not been diligenced by AMCI. Neither AMCI’s independent auditors nor the independent auditors of Advent audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation and, accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. None of these forecasts were prepared with a view toward compliance with the published guidelines of the SEC, PCAOB, GAAP or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial forecasts. These projections should not be relied upon as being necessarily indicative of future results. In this presentation certain of the above-mentioned projected financial information has been included (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein) for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Advent or AMCI or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. The financial forecasts reflect assumptions that are subject to change, and there can be no assurance that AMCI’s or Advent’s financial condition or results of operations will be consistent with those set forth in such analyses and forecasts.  Disclaimer

 3  This presentation contains “forward-looking statements” within the meaning of applicable securities laws, including statements with respect to Advent’s strategies, future opportunities and growth prospects, Advent’s financial statements, as well as other information and statements that are not historical fact. These forward-looking statements regarding future events and the future results of Advent and AMCI are based on current expectations, estimates, forecasts, and projections about the industry in which Advent operates, as well as the beliefs and assumptions of Advent’s management. These forward-looking statements are only predictions and are subject to known and unknown risks, uncertainties, assumptions and other factors beyond Advent’s or AMCI’s control that are difficult to predict because they relate to events and depend on circumstances that will occur in the future. They are neither statements of historical fact nor promises or guarantees of future performance. Therefore, Advent’s actual results may differ materially and adversely from those expressed or implied in any forward-looking statements and Advent therefore cautions against relying on any of these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: economic conditions globally; the impact of competition; political and economic developments in the countries in which Advent operates; regulatory developments in Greece, Europe and internationally; the COVID-19 pandemic; the inability for any reason to close the transactions contemplated by the merger agreement between Advent and AMCI; the inability to recognize the anticipated benefits of the proposed business combination between ACMI and Advent, which may be affected by, among other things, the amount of cash available following any redemptions by AMCI’s stockholders; the ability to meet NASDAQ’s listing standards following the consummation of the proposed business combination; costs related to the proposed business combination; Advent’s ability to manage growth; Advent’s ability to execute its business plans and the timing and costs of these plans; Advent’s estimates of the size of the markets it serves; the rate and degree of market acceptance of Advent’s products; rising costs or pricing pressures adversely affecting Advent’s profitability, including sales and marketing expenses; expectations regarding capacity constraints; potential litigation involving AMCI or Advent; the validity or enforceability of Advent’s intellectual property and Advent’s compliance with the intellectual property rights of third parties; and other risks and uncertainties indicated from time to time in the definitive proxy statement to be delivered to AMCI’s shareholders and related registration statement on Form S-4, including those set forth under “Risk Factors” therein, and other documents filed or to be filed with the SEC by AMCI. Any forward-looking statements made by or on behalf of Advent or AMCI speak only as of the date they are made. Neither Advent nor AMCI undertakes any obligation to update any forward-looking statements to reflect any changes in their respective expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Accordingly, attendees and recipients should not place undue reliance on forward-looking statements due to their inherent uncertainty. In this presentation, Advent relies on and refers to information and statistics regarding industry data. Advent obtained this information and statistics from third-party sources, including reports by financial data firms and other firms. Advent has supplemented this information where necessary with information from discussions with its own internal estimates, taking into account publicly available information about other industry participants and Advent’s management’s best view as to information that is not publicly available. Such information has not been subject to any independent audit or review. To the extent available, the industry, market and competitive position data contained herein has come from official or third party sources. Third party industry publications, studies and surveys generally state that the data contained therein has been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Advent reasonably believes that each of these publications, studies and surveys has been prepared by a reputable party, neither Advent nor AMCI nor any of their respective directors, officers, employees, agents, affiliates, advisors or agents, have independently verified the data contained therein. In addition, certain industry, market and competitive position data contained herein come from Advent’s internal research and estimates based on the knowledge and experience of Advent’s management in the markets in which Advent operates. While Advent reasonably believes that such research and estimates are reasonable, they, and their underlying methodology and assumptions, have not been verified by any independent source for accuracy or completeness and are subject to change. Accordingly, reliance should not be placed on any of the industry, market or competitive position data contained in such information and no representation or warranty (express or implied) is given that such data is correct or complete.In connection with the proposed business combination between AMCI and Advent and related transactions, AMCI will file preliminary and definitive proxy statements and a registration statement on Form S-4 with respect to the proposed business combination and related matters with the SEC, and will mail a definitive proxy statement and other relevant documents to its stockholders. Investors and security holders of AMCI are advised to read, when available, the preliminary proxy statement and registration statement, and amendments thereto, and the definitive proxy statement in connection with AMCI’s solicitation of proxies for its stockholders’ meeting to be held to approve the proposed business combination and related matters and the related registration statement because the proxy statements and registration statement will contain important information about the proposed business combination and related transactions and the parties to such arrangements. The definitive proxy statement will be mailed to stockholders of AMCI as of a record date to be established for voting on the proposed business combination and related matters. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Investor Relations, AMCI Acquisition Corp., 975 Georges Station Road, Suite 900, Greensburg, PA 15601.AMCI, Advent, and their respective directors, executive officers and other members of their management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies of AMCI’s stockholders in connection with the proposed business combination and related transactions. Information concerning the interests of AMCI’s and Advent’s participants in the solicitation, which may, in some cases, be different than those of AMCI’s and Advent’s equity holders generally, will be available in the proxy statement relating to the proposed business combination and related matters to be filed by AMCI with the SEC.By reading this presentation, you agree to be bound by the limitations set out herein. Any failure to comply with these restrictions may constitute a violation of applicable laws.  Disclaimer (continued)

Transaction Summary

AMCI & Advent Technologies – An ideal combination to unlock the Hydrogen Economy

Advent Technologies, Inc.



Vasilis Gregoriou
Founder & CEO



Emory De Castro
CTO



Nick Stamp
CFO

AMCI Acquisition Corp.



Bill Hunter
CEO & President

Transaction Structure

- AMCI Acquisition Corp. (“AMCI”) has proposed to enter into a business combination with Advent Technologies, Inc. (“Advent”), an innovation driven fuel cell technology company that is unlocking the Hydrogen Economy
- AMCI (NASDAQ:AMCI) is a publicly listed special purpose acquisition company with ~$153 million of cash held in trust
- Advent and AMCI are combining to advance the development and manufacturing of Advent’s platform technology that is based on high-temperature proton exchange membranes (HT-PEM)
- The transaction will fully fund the next phase of Advent’s expansion efforts to respond to significant and immediate market opportunities
- Advent’s existing shareholders are rolling 100% of their equity
- It is anticipated that the post-closing company will retain the Advent name and be listed on Nasdaq
- The transaction is expected to close in Q4 2020

Valuation

- Transaction implies pro forma enterprise value of $358 million(1)
  - 2.9x 2024E Revenue projection of $122.8 million, compared to peer average of 18.4x(2,3)
  - 15.0x 2024E EBITDA projection of $23.8 million, compared to peer average of 97.8x(2,3)
- Existing Advent shareholders will receive 52% of the pro forma equity(4)
- Pro forma, Advent will have ~$122 million of cash to help realize production ramp up

(1) TEV based on equity value assuming $10/share, and $1.3mm of cash as of 6/30/2020, $121 million of new cash post-close and no debt. (2) Refer to page 36 for peer analysis. (3) Utilizes 2023E multiple for peers when 2024E is not available. (4) Refer to page 35 for additional assumptions.

www.advent.energy
4

       Investment Highlights    Experienced management team delivering breakthrough technology in partnership with world class research centers  Advent is the missing puzzle piece to unlocking the Hydrogen Economy with low-cost energy solutions    Proven, scalable business model that delivers consistent and recurring revenue, with a ~$100m revenue opportunity per 1GW of demand    Solving the range and recharge mobility problems with Li-ion batteries given greater energy storage capability  5    Platform technology provides critical performance benefits for a wide range of end markets, with a total estimated market size of more than 850GW by 2040  Sources: Global Data, Bloomberg New Energy Finance.    Developing and manufacturing the critical components for high-growth new energy markets, including transportation, off-grid, aviation and the Hydrogen Economy    Low cost, fuel-flexible and resilient fuel cell technology – solving the need for expensive hydrogen infrastructure

   1. Company Overview

We Are Advent

Pioneering, critical technology for the Hydrogen Economy

Next Generation Fuel Cell Technology

- Backed by 50+ international technology and process patents
- Fuel-flexible, lower cost, longer life – works anywhere
- Supported by industry leading partners

Proven Product Ready for Market Adoption

- Advent's MEA products are already being used and tested for use by a number of top tier customers
- Heavy truck users beginning adoption of hydrogen fuel cells to extend EV range
- Roll-to-roll manufacturing process provides for scalable, high margin business

Timing is Now

- Ramping up of EV automotive sector is inflection point for demand of fuel cells
- Success of Tesla and others provides high visibility for clean tech
- Advent's team is highly skilled in production ramp-up and ready to execute on the growth plan of the company

Our Markets

- Fuel cells for EV automotive, aviation and stationary / off-grid applications
- Energy Storage
- IoT Sensors
- Hydrogen Production



Our Partners

Los Alamos National Laboratory EST. 1943

NASA

Brookhaven National Laboratory

Department of Defense

U.S. Department of Energy – Office of Energy Efficiency & Renewable Energy

esa European Space Agency

www.advent.energy

AMCI Acquisition Corp. ADVENT

7

   Advent Fuel Cell is Flexible Broad market, low infrastructure cost  Advent’s fuel-flexible capabilities solve the hydrogen infrastructure problem opening an immediate market opportunity  8      AdventMEA Inside        Advent  Hydrogen, (green) methanol, natural gas, biofuels, ammonia  Now: Multi-fuelInfrastructure available now; can deploy Immediately  Future: eFuelszero-emissions hydrogen based liquid fuels    Competition    LT-PEM  Requires 99.99% pure hydrogenInfrastructure Cost 100x higher  Hydrogen  CFRP Tanks for transport, storage$1.5m+ for new refill stations    Marine  Aviation: Drones, eVTOLs  Electric Vehicles  Off-Grid Power          Fuel Cell         Compressed Hydrogen is problematic for aviation, marine, and off-grid

 MEA Application in TransportationAdvent Solves the Range and Recharge Problems  9  Advent provides consumers with the same convenience as a conventional vehicle without the pollution

Solving the Hydrogen Infrastructure Problem

Advent's fuel-flexible capabilities allow for significantly reduced infrastructure requirements and provides energy solutions for billions of people in the developing-world

	DISTRIBUTION: WHOLESALE TO END-USERS	GLOBAL: INFRASTRUCTURE COSTS(1)
RENEWABLE & LOW-CARBON FUELS Retrofit trucks, tanks and pumps		~$50 billion
Hydrogen CFRP Tanks for transport, storage	 H2 H2	~$15,000 billion
Battery Grid upgrades, new charging stations		~$5,000 Billion

Advent Fuel Cells' Innovative Capability

Sources: Joule, Management Estimates. (1) Estimated upfront infrastructure costs, assuming 200 cars per 1000 people of each type. Methanol and biofuels can use existing infrastructure (with minor modifications) built for incumbent liquid fuels.

www.advent.energy

AMCI Acquisition Corp. ADVENT

10

What We Do
Our Products

Next Generation fuel cell technology that significantly improves the economics of hydrogen power

Develop, Manufacture & Sell



High-Temp PEM Membranes

- Next generation electricity conducting plastics that can operate at 160+°C
- Significantly enhances capabilities and performance of fuel cells and other clean technology systems



Membrane & Electrode Assembly ("MEA")

- MEA is the "heart of the fuel cell"
- Analogous to Li-ion cell for the battery industry

Advent's technology is fuel-flexible, lightweight and resilient

Develop & License



High-Temp Fuel Cell

- Fuel-flexible fuel cells that significantly reduce need for hydrogen infrastructure
- Enter into joint development programs with partners
- Intend to scale-up production for mobility (auto, aviation) and stationary (off-grid, portable, security, charging station) markets



Complete Systems

- Leverage MEA technology with a matched fuel cell and license to system integrators, Tier 1s and OEMs
- IP in design, cooling, testing and optimization

www.advent.energy

AMCI Acquisition Corp. ADVENT

11

 Unique Market Position in the Fuel Cell Value Chain  Only vertically-integrated supplier of HT-PEMs to fuel cell OEMs and system manufacturers   12  % of fuel cell cost  HT-PEM  LT-PEM   SOFC                                    Membrane    MEA manufacture & assembly    Fuel cell technologyEngineering/Licensing    Fuel cell OEMs, and System Manufacturing      3%        25%      30%    100%  Any Fuel, Anywhere  Hydrogen Only  Stationary Only

Advent MEA
Market Changing Technology

Advent's MEAs are the "heart" of the fuel cell & all electrochemistry applications – analogous to Li-ion cell for battery packs

MEA
Membrane Electrode Assembly



Advent Inside

Market & Size

FUEL CELLS

EV Automotive



$1,200b by 2027

Applications:
- Heavy-duty trucks
- Commercial vehicles
- Passenger EVs
- Range extenders for SUV
- Taxis
- Charging stations

Off-grid Power



$350b by 2040

- Telco, O&G, Mining, CHP power
- APU
- Defense, security, marine

Aerospace & Defense



$27b by 2030

- Commercial drone
- Surveillance/Defense
- eVTOLs
- Commercial aviation
- Zero-emissions flight
- Auxiliary power

OTHER MARKETS

Energy Storage



$4.5b by 2028

- Vanadium and Iron flow battery
- Microgrid, industrial and utility markets
- Used for balancing renewable power demand & supply

Hydrogen Production


H2
H2
H2

$2.3b by 2028

- Hydrogen technology & generation
- Electrolysis
- Power to gas, power to liquid technology providers

IoT, Sensors



$1.3b by 2027

- Electrochemical sensor for: pollution monitoring, medical, food, consumer apps

Sources: Grand View Research, IDTechEx, Markets and Markets, Lux Research, Allied Market Research.

www.advent.energy
AMCI Acquisition Corp. ADVENT
13

Evolution & Innovation

Consolidating 50+ international patents and $500m+ of technology investments by partners, predecessors and strategic licensing & acquisition agreements

Development / Evolution → *Key Partnerships* → *Market Penetration* → *Mass Adoption*

2003

- Development of initial fuel cells

2012

- Incorporate in USA Seed Round
- Advent TPS® introduced
- R&D







hydrogen
oxygen
water

- Projects with NASA, ESA, DoE
- Consolidate membrane technology; BASF license

2013-2016



- UltraCell renews multi-year supply contract



- License advanced stack technology from EnerFuel

2018-2019

- US Navy purchases stacks
- Stealth IoT company begins program with Advent
- SAFRAN expands program
- Collaboration with US DoE Los Alamos, Brookhaven labs
- Palcan signs MEA supply agreement



- ESS signs component supply agreement

2020

- EV manufacturer engagement
- Scale-up fundraising; progressing major contracts

Beyond

- Production ramp up and commercialization of products

www.advent.energy

14

World-Class Customer Base

Proven technology with products already in market

UltraCell

Portable Power

- California-based developer of fuel-flexible fuel cells for mobile, portable power solutions
- Supplier to the U.S., U.K. and other armies
- Advent supplies MEAs



SIQENS

Off-Grid

- Award-winning Munich-based fuel cell manufacturer. Recently secured EU Horizon 2020 funding approval
- Siqens has developed the Ecoport 800 HT-PEM fuel cell for off-grid applications using methanol as the hydrogen carrier
- Advent supplies MEAs



ESS INC

Energy Storage

- Oregon iron flow battery for off-grid and utility systems
- Backed by established cleantech investors including Breakthrough Energy & BASF Ventures
- Advent supplies component of ESS's iron flow battery


EW

SAFRAN

Aviation

- International high-technology group with 84,000 employees worldwide; operates in aviation, defense and space markets
- Advent supplies MEAs and collaborates on innovation



Silicon Valley-based IoT Innovator

Gas Sensors

- Develops specialized sensors
- Multi-year collaboration with significant commercial potential
- Advent supplies core component



Palcan

Off-Grid

- Vancouver-based developer of fuel cells for the Chinese market
- Applications in automotive, stationary, off-grid markets
- Advent supplies key component



NISSAN

Auto

- Japanese multinational automotive manufacturer
- Applications in fuel cell vehicles
- Advent MEAs are tested for next generation vehicles

fuelcellenergy

Power Generation

- FuelCell Energy, Inc. (NASDAQ: FCEL) is a global leader in delivering clean, efficient, and affordable fuel cell solutions configured for the supply, recovery, and storage of energy
- Advent supplies MEAs for tri-generation systems

www.advent.energy

AMCI Acquisition Corp. | ADVENT

15

Fuel Cell
Market Opportunity

Advent revenue expected to be ~$100m per GW

Fuel cells & hydrogen production can be a $50 billion market by 2030 driven by well-established global policy support



	OFF-GRID, CHP STATIONARY	PASSENGER, COMMERCIAL EV	EVTOL, COMMERCIAL DRONE, PORTABLE REMOTE POWER	HEAVY-DUTY TRUCK MUNICIPAL BUS
TYPICAL SIZE OF ONE UNIT	1-5kW	15-30kW	1-30kW	100kW+
MARKET SIZE 2040	250-520GW	120-680GW	~20GW(1)	40-100GW

Customer's Power Requirements	1 GW
Advent Target Cost per kW (2025)	*$80/kW*
MEA Sales Revenue	$80M
Licensing Fees(2)	$16M
Total Revenue to Advent Per GW	**$96M**

Sources: Global Data, Bloomberg New Energy Finance. (1) Management Estimates. (2) Assumes licensing fees are equal to 5% of customer's fuel cell sales and 30% of MEA cost.

www.advent.energy

AMCI Acquisition Corp. ADVENT

16

Industry Leading Access and Technology

Strategic partnerships accelerate product development and reduce customers' launch timeframes

DoE, L'Innovator Program:

Partner with top US-labs for next-gen development

- Began partnership with Los Alamos L'Innovator program in 2019

UltraCell:

Licensing agreement since 2016 with leading provider of portable, lightweight fuel cells





In-house Expertise:

Scale-up expertise – working for and with top chemistry leaders

- Working with BASF for 7+ years

www.advent.energy

AMCI Acquisition Corp. ADVENT

17

 Advent’s technology is the right choice for mobility and affordable power anywhere  Fuel Cell Technology Evolution  18    Fuel-Flexibility (Wide Market Opportunity)  Fit for Mobility (Power Density, Heat Management, System Simplicity)  Resilience, Durability, Lifetime  Affordability (Total Cost of Ownership)  Improved Commercial Applications  HT-PEM (Competitors)                    Advent HT-PEM            Least Benefit to End User    LT-PEM (Competitors)                      Most Benefit to End User

Leadership & Expertise

Proven track-record of technological development and commercialization



Bill Hunter
CEO, AMCI
- 25+ years of financial services experience, with a focus on the industrial and natural resources sectors
- Long track record in battery metals-related investments, including current Board member of American Battery Technology Corp.
- MBA from DePaul University

AMCI Jefferies NOMURA



Vasilis Gregoriou
Founder & CEO
- 30+ years of operational and strategy experience in the US and Europe
- World-renowned renewable energy expert
- Extensive experience in product development and company management
- Ph.D. Physical Chemistry, Duke
- MBA, Northeastern

Duke PRINCETON UNIVERSITY Polaroid



Emory De Castro
CTO
- 35+ years of technology commercialization, 25+ years in fuel cells
- Volume manufacturing expert
- DOE Manufacturing Award
- BASF Fuel Cell Inc.
- PEMEAS Inc., and De Nora N.A.
- E-TEK
- Ph.D. Cincinnati
- B.S. Duke

BASF We create chemistry PEMEAS Fuel Cell Technologies E-TEK



Nick Stamp
CFO
- 20+ years of financial services experience in energy industry and investment banking roles
- Previously Director, EMEA ECM, Macquarie
- Chartered Accountant, Ernst & Young (2004)
- BA (Classics) Oxford University

LONGSPUR CAPITAL MARKETS MACQUARIE EY



Harris Antoniou
Advent Board of Directors
- 25+ years in global investment & corporate banking
- CEO in banking and investment management
- In-depth knowledge of energy, commodities & transportation
- Turnaround & scale up expert
- Harvard Business School, Erasmus MBA, Piraeus University MSc

ABN·AMRO ATB AMCI



Jim Coffey
General Counsel
- 30+ years experience in corporate and securities law, M&A, VC, corporate finance and IP law



Nora Gourdoupi
GM Europe
- 19+ years experience in fuel cells
- Co-inventor of Advent polymer
- Ph.D. University of Patras



Chris Kaskavelis
CMO
- 20+ years as a C-Suite Officer in Tech/Marketing (founded start up to AIM & Nasdaq IPOs)



Chara Dendi
Operations
- 23+ years experience in operations
- B.B.A. University of Cyprus
- LLM in Business Law

Note: Additional board members will be added prior to close.

www.advent.energy

AMCI Acquisition Corp. ADVENT

19

 www.advent.energy    2. Next Generation Fuel Cell

 Fuel cells solve for issues that cannot be solved by batteries alone  True net-zero (not grid-dependent) with green fuels  Next Generation Technology Accelerates Clean Energy Transition  21

Advent Fuel Cells Outperform Competition

Any Fuel, Anywhere

Bringing down cost/kW – Advent's fuel cell technology enables longer-lasting, lower cost, more robust and more powerful fuel cells

Advent technology allows fuel cells to be:	
Long lasting	• Degradation is still a problem for fuel cells • Advent can more than triple lifetime (~10,000 hrs to 10% power loss vs 3,500)
Fuel-Flexible	• Hydrogen infrastructure can be delivered quickly and efficiently with methanol or other hydrogen sources such as biogas • Impurities in regular hydrogen such as 10 ppm CO (carbon monoxide) kill a low temperature fuel cell – our materials withstand > 2 % CO • The same holds true for air purity; air pollution decreases power in low temperature fuel cells
Resilient	• Reducing humidity and temperature issues increases life and reduces cost, and these units work anywhere in the world • Low temperature cannot run hot and dry – no less than 50% Relative Humidity (RH) and not hotter than 70 °C while our technology runs from 0% RH (Nevada) to 100% (Florida in the summer)
High Power	• At least as powerful as current tech (1,100 mW/cm2 peak power) without the extra weight and volume of complex cooling and water management
Cost Competitive	• Roll-to-roll processing mated to catalyst technology that reduces platinum 8-10 fold • Simpler system design and fuel flexibility drop TCO massively

Advent vs incumbent LT-PEM technology


HT PEM Advent
Low Temp
Resilience -Highest T
Runs Humid or Dry [%RH range (delta)]
Peak Power/10 (mW/cm^2)
Fuel Flexibility [CO Tolerance/1000 (ppm)]
Lifetime/60 (hrs to 10% Voltage loss)
200
180
160
140
120
100
80
60
40
20
0

www.advent.energy

AMCI Acquisition Corp. ADVENT

22

Enabling the Hydrogen Economy

For every GW of market size, Advent has the potential to earn an estimated $100 million by driving down costs and improving capabilities

Any Fuel	Anywhere
eFuels, Hydrogen, Methanol, Natural Gas, Ammonia, Ethanol	Extreme Heat (+55ºC); Pollution; Freezing Temperatures (-20ºC); High Humidity








Cost
Current
MEA
Membrane
Electrode
Assembly
Future
Increasing Range of Applications

Advent Primary Applications

	Market Size 2040
Transportation	~100-700GW
Off-Grid Power Generation	~250-500GW
HCV, Municipal Bus	~40-100GW

Sources: Bloomberg New Energy Finance, Global Data.

www.advent.energy

AMCI Acquisition Corp. ADVENT

23

Low Cost Drives Adoption

Advent is winning the race to be the low cost industry provider able to take market share from battery and ICE vehicles

Advent's Patented Technology Provides for Significant Advantage Relative to Peers



Cost ($/kW)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Competition
Advent
Ramp-up of advanced MEA
Target: $80/kw
2021
2022
2023
2025

Cost Reduction through Innovation

- Substantial cost savings due to automation of assembly line and advanced MEA product development projects
- Automation of assembly line provides 3x efficiency improvement in direct labor costs
- Advent's advanced MEA will provide the same power output with ~25% of the raw materials

Cost Reduction by Scale-up

- Substantial unit cost savings as MEA production builds up due to raw material purchasing efficiency & reduced processing costs
- Procurement, labor and processing costs all highly competitive due to location of manufacturing

Source: Management estimates.

www.advent.energy

AMCI Acquisition Corp. ADVENT

24

 www.advent.energy    3. Beyond Fuel Cells

Vast Market Opportunities Beyond Fuel Cells


01
Advent MEA
Advent Membrane
02
Flow Battery
Renewable Power Generation
Electrochemical Sensors
03
Water Electrolysis Plant
IoT
Energy Storage
Green Hydrogen Production: Electrolysis
IoT Sensors

	Energy Storage	Green Hydrogen Production: Electrolysis	IoT Sensors
Description	Storage solutions for wind or solar energy (utility, commercial & industrial, off-grid)	Green Hydrogen is essential for decarbonization, energy storage, and can be converted to renewable fuel	Miniaturized sensors with applications in pollution detection, health screening and eNoses (phones that can "smell")
Advent Competitive Advantages	Lower cost (50% lower) and higher power (5-10%) Adaptable to numerous RFB chemistries Already commercial and deployed in the market	Exceeds DOE goals for H_2 production Eliminates platinum on the anode R&D with key partners for directly using salt water for electrolysis and hydrogen production	High-temp Advent Materials are ideal for this application Multi-year development and ready for production Korean and Chinese phone makers poised to implement eNose in 2021
Market Size	**$4.5 billion** by 2028	**$2.3 billion** by 2028	**$1.3 billion** by 2027

Sources: IDTechEx, Allied Market Research.

www.advent.energy
26

 www.advent.energy    4. Business Plan

               Engineering Fees  Prototype Phase:We develop in cooperation with OEM specific prototype fuel cell system for application/market                        $2m   $60m  Year 3: 30 MW      Year 5:450 MW      Year 4: 120 MW      Year 6: 750 MW      Advent’s business model provides strong customer traction and high revenue visibility  Business ModelIllustrative Revenue from Single OEM  Early Production Phase:We manufacture MEAs and earn license fees on fuel cell system  Mass ProductionWe sell MEAs and earn license fees  MEA sales  Licensing fees  OEM:Fuel cell manufacturer or EV manufacturer    Advent:Manufacturer of MEAs& developer of fuel cell systems50+ patents, $500mm of IP and partnerships with top US-labs provide for competitive advantage  OEM focuses on manufacturing & marketing preparation  Mass market scale-up – to 100k+ units  $3m   $11m   $37m   MEAs produced by roll-to-roll manufacturing means low-capex, high-margin scalability  28    $0.3    Year 7: 1 GW      $1m   $4m   $13m   $2m   $39m   $7m   $72m   $12m   $96m   $16m   $80m  Year 2      Year 1      MEA sales  Licensing fees  MEA sales  Licensing fees

 Advent’s revenue growth is driven by significant power requirements across our target markets  Revenue Growth Plan  Projected revenue composition by category 2021-2025 ($m)  29

Highly Attractive Pipeline

>60% of 2025E MEA sales projected to come from existing 2020 customers

Development of Revenue by Source



$254.8m
$21.9m
$90.5m
$13.0m
$9.0m
$135.6m
$4.0m
$6.9m
2021E
2025E
Grants
Existing Customers
Grants
Existing Customers (MEA & License Fees)
New Customers (MEA & License Fees)
Engineering Fees (New Customers)

Select Identified Opportunities

Customer	Advent Product	Details
Multiple OEMs - Fuel Cell EV trucks	HT-PEM fuel cells	• 5,000+ trucks on the road @ 200kW per truck • 1GW potential opportunity in 2025 
Asian fuel cell manufacturer	MEA	• Existing customer • MoU in place envisages >5m MEAs in 2023 - 2x forecast MEA production 
US OEM - portable power	MEA (Durability and Temperature Resilience)	• OEM currently supplies portable power fuel cell units to 4 military units globally, including in the U.S. and U.K. • Existing customer • Projected revenue opportunity $20m in 2025 from single product only 
Asia - EV charging stations	HT-PEM fuel cells	• Target 4,500 stations @ 240kW per station = 1.1 GW opportunity 
US IoT - gas sensor	Membranes for heat resistivity	• Silicon Valley-based US developer • OEMs - two global cellphone manufacturers • Cellphone market opportunity alone represents $25m in 2025 

www.advent.energy

AMCI Acquisition Corp. ADVENT

30

 Use of proceeds geared towards Advent’s development program resulting in top-line growth  Detailed Use of ProceedsProduct Development Plan  Program(1)  Total (2021 – 2025)  New Production Equipment & Warehousing  $52.7m  US facility expansion  $8.9m  Advanced DOE MEA Cost  $8.0m  Current MEA  $0.7m  MEA for flight  $1.0m  MEA assembly automation  $12.2  Aeronautical Stacks  $10.3  Robotic Stack Assembly  $9.8m  System Assembly Line  $42.8m  Printable electronics  $7.0m  Total  $153.4m  (1) Includes opex for product development plan.  31  Near-term Funding Requirements ($88.5m)

 Made in USAProven innovation with product in market  IP STRATEGY  Long-Term Partnership with UltraCell as a Platform for Growth      Application  Advent Inside  Advent MEAs pass military grade testsNew Advent materials are game changer for portable power industry  Partner Product  Portable Power: Military grade, 55W-1kW battery chargers allows long autonomy, 5x weight dropLightweight design and system testing expertise  Business  Deployed in the US, UK, and two moreImmediate growth opportunityExpand sale/capabilities with Advent capital    01  02  03  04  VisionKnow-how & new team propels aviation/automotive next-generation product  3 Gallons of methanol   vs.121 lbs of batteries   Battery Charger  32

 www.advent.energy    Financial Overview Path to Profitability

Summary Financials

High growth model offering stable margins whilst enabling pass-through of efficiencies to our end users

$m	2020E	2021E	2022E	2023E	2024E	2025E
MEAs sold ('000s)	2	325	788	2,144	6,296	18,354
Capacity (MW)	0.1	11	26	265	779	2,271
Revenue	**1.7**	**13.0**	**25.6**	**60.0**	**122.8**	**254.8**
MEAs	0.8	5.9	12.8	30.3	72.5	187.7
Engineering, License Fees & Grant Income	0.9	7.2	12.8	29.7	50.3	67.1
Cost of Goods Sold	(0.4)	(8.8)	(19.8)	(38.7)	(76.1)	(174.4)
Gross Profit	**1.3**	**4.3**	**5.8**	**21.3**	**46.8**	**80.4**
% Margin	--	33%	23%	36%	38%	32%
SG&A and Other	(2.1)	(18.1)	(20.4)	(22.8)	(23.0)	(29.5)
EBITDA	**(0.8)**	**(13.8)**	**(14.6)**	**(1.5)**	**23.8**	**51.0**
% Margin	--	--	--	--	19%	20%

- 2.3GW power capacity projected to be sold in 2025
- Equates to 10,000 220kW fuel cell EV heavy-duty vehicles
- Average MEA cost/kW to customer in 2025 ~ $80/kW, reducing in line with long-term customer fuel cell cost requirements
- 10-fold reduction in sales price from 2020-2025 drives market penetration without sacrificing gross margin. This is facilitated by:
  - Unit cost economies of scale
  - Technological advancement
  - Manufacturing automation
- Projecting EBITDA positive by 2024

www.advent.energy

AMCI Acquisition Corp. ADVENT

34

Pro Forma Sources, Uses & Equity Ownership

Sources ($m)	
Shares Issued to Advent Shareholders[1]	$250
Estimated SPAC Cash in Trust[2]	$153
Potential Financing[3]	$25
Total Sources	**$428**

Uses ($m)	
Rolled Advent Equity	$250
Cash to Balance Sheet to Support Project Development and Working Capital	$121
Cash Used to Repurchase Warrants[4]	$39
Estimated Fees & Expenses[5]	$18
Total Uses	**$428**

Pro Forma Valuation	
Share Price ($/share)	$10.00
PF Shares Outstanding (mm shares)[1,2,3]	47.9
Equity Value ($m)	$479
Less: Cash[6] ($m)	($122)
Enterprise Value ($m)	**$358**

Illustrative Pro Forma Ownership[1,2,3,4]



Sponsor 12%
Potential Financing 5%
Advent Shareholders 52%
Public SPAC Owners 31%

(1) Advent to be issued shares of Class A common stock at $10.00/share.
(2) Cash in Trust and Pro Forma Ownership assumes no redemptions of Class A common stock. There were 14.9m shares of Class A common stock outstanding and 5.5m shares of Class B common stock outstanding as of September 25, 2020.
(3) AMCI is seeking $25 million of additional financing as part of the transaction. Pro Forma Ownership assumes that Potential Financing is in the form of Class A common stock issued at $10.00/share.
(4) Assumes repurchase of all 22.1m of the public warrants and 3.9m of the private placement warrants at $1.50/warrant. 2.0m of the private placement warrants will be forfeited.
(5) Estimated Fees & Expenses includes deferred underwriting fees and other expenses.
(6) Inclusive of $1m of Advent net cash as of 6/30/2020 and Cash to Balance Sheet resulting from the transaction.

www.advent.energy
AMCI Acquisition Corp. ADVENT
35

 Legend  $358 million valuation facilitates substantial value uplift based on peer group multiples  Valuation & Peer Group                        2021-2023 Revenue CAGR  114.8%  34.0%  69.6%  (5.3%)   44.5%  38.9%  33.6%      Market Capitalization ($m)  $479m  $5,011m  $1,407m  $1,642m  $1,833m  $9,444m  $778m                        EV / EBITDA Multiples  Core Comps    Other    36      Core Comps  Other  Note: Market data as of October 9, 2020. Market capitalization presented on a fully diluted basis using the treasury stock method.Advent multiples represent implied Transaction Adjusted multiples based on PF Enterprise Value of $358m. “NM” indicates the data is not meaningful. “NA” indicates not enough data is available.   Developer & producer of hydrogen fuel cell stacks and systems  Developer & manufacturer of PEM fuel cells  Design and manufacturing of hydrogen fuel cell systems  Fuel cell technology & engineering company  Direct gas / natural gas fuel cell manufacturer  PEM technology for hydrogen electrolysers and fuel cells  EV / REVENUE Multiples  (1)  (1)    2022E    2023E    2024E  Advent 2024E Multiple  Advent 2024E Multiple

Significant Strategic Interest in Fuel Cell Technology

Recent investments demonstrate strong demand for fuel cell exposure

Acquirer	BOSCH	THE LINDE GROUP	Cummins	MAN Energy Solutions	潍柴动力 WEICHAI POWER	
Announcement Date	January 22, 2020	October 3, 2019	June 28, 2019	March 26, 2019	August 29, 2018	May 16, 2018
Transaction Summary	Bosch increases stake in Ceres Power and forms partnership	Linde acquires 19% stake in ITM Power and forms JV	Cummins completes acquisition of Hydrogenics	MAN Energy Solutions acquires 40% stake in H-TEC Systems	Weichai Power Co. acquires 19.9% stake in Ballard Power Systems and forms JV	Weichai Power Co. acquires 20% stake in Ceres Power and forms JDA
Target	CeresPower	ITM POWER	HYDROGENICS SHIFT POWER | ENERGIZE YOUR WORLD	H-TEC SYSTEMS	BALLARD	CeresPower
Target Description	Bosch and Ceres formed a partnership to apply Ceres' fuel cell technology to create small power stations for cities, factories, datacenters and EV charging points	Manufacturer of PEM electrolyzers for the electro-chemical splitting of water into hydrogen and oxygen	Designs, develops, and manufactures hydrogen generation products based on water electrolysis technology and fuel cell products based on proton exchange membrane (PEM) technology	Leading producer of PEM electrolyzers and PEM stacks	Engages in the design, development, manufactures, sale, and service of PEM fuel cell products	Weichai and Ceres announced a strategic investment and joint development agreement (JDA) to develop bus Range Extenders and commercial EVs
Key Details	• $140mm invested to date(1) • $102mm investment to increase stake from 4% to 18%(1) • Spent $12mm on initial 4% and incremental $26mm license(1)	• Linde and ITM Power to form a JV to target large-scale industrial users of hydrogen • Total investment of $76 million(2)	• $290mm TEV • TEV / LTM Revenue 8.5x	• Undisclosed	• $163mm equity investment • $90mm technology transfer related to JV formation to support China's FCEV market	• Investment of $61m for a 20% interest(3) • License Agreement for $50m(3) • Joint development of a 30kW range-extender systems • Electric bus manufacturing JV

Source: Company filings. (1) Based on an exchange rate of 1.31 USD/GBP as of January 22, 2020. (2) Based on an exchange rate of 1.29 USD/GBP as of October 3, 2019. (3) Based on exchange rate of 1.28 USD/GBP as of December 1, 2020.

www.advent.energy

AMCI Acquisition Corp. ADVENT

37

 www.advent.energy    6. Conclusion

 www.advent.energy  Conclusion    Developing and manufacturing the critical components for high-growth new energy markets    Provides low-cost, fuel-flexible and resilient and fuel cell technology    Experienced management team partnering with world-class research centers     Proven, scalable business model that delivers consistent and recurring revenue    Advent’s technologies solve range and recharge mobility problems  Advent’s HT-PEM technologies are an essential component needed to unlock the Hydrogen Economy    Platform technology provides critical performance benefits for a wide range of end markets

 www.advent.energy    Appendix

Product Development Initiatives
Fuel Cells

Product development program to reduce cost and increase power output



1 New MEAs outperform competition

- Achieve power density close to LT-PEM pure hydrogen MEAs
- Works anywhere: extreme temperature, humidity, pollution
- Long lifetime reduces total cost of ownership
- Fuel flexibility wins in niche markets


10x reduction in fuel cell platinum needs
Current
Future

2 Minimum Cost Catalyst

- Can reduce the platinum load by 10x compared to current state-of-the art
- Platinum free catalysts also in R&D stage



3 New Bipolar Plates drop weight for Auto and Aviation markets

- Will reduce the weight by 4x without the use for expensive metal alloys

4 Simpler Design

LOW TEMP vs HIGH TEMP FUEL CELL SYSTEM


Reduce radiator
Eliminated/ reduced reforming stages
No water management

Low Temperature System



High Temperature System

5 Reduce Production Cost

- Specific Initiatives to reduce cost per unit as demand scales up
- Strong expertise in-house

www.advent.energy

AMCI Acquisition Corp. ADVENT

41

Well-Established Global Policy Support for Fuel Cells

Favorable global policies are just one of the tailwinds driving the growth of the global Hydrogen Economy

Long-term Market Trends (Deloitte / Ballard report)

Item	Details
Hydrogen Refueling Stations – 2030 targets	• US: 7,100 • EU: 3,700 • Japan: 900 • China: 500 (trebled capacity in 2019)
Publicly-announced FCEV targets in 2030 by country	• US 5.3 million • Japan 0.8 million (passenger vehicles) • Europe 3.7 million FCEVs by 2030 and in addition 0.5m fuel cell LCVs, 45,000 fuel cell trucks & buses
Selected Targets by Company	• Hyundai targeting 500,000 FCEVs on the road in 2030 • Toyota targeting 30,000 FCEV sales annually from 2020 onwards
US State Level - Ambitious Targets	• California alone is targeting 1 million FCEVs and 1,000 refueling stations in 2030
Other Trends	• Participants of the Hydrogen Energy Ministerial (global clean energy forum involving all major nations including China, India, USA, Japan, Korea, Germany, France, UK, Brazil, Canada and Australia) signed up to a global target of 10,000,000 FCEVs on the road by 2030 • EU target of 32% replacement of natural gas for heating with hydrogen by 2040 • Japan is the leader in stationary CHP fuel cells – 20,000 deployed to date; and in FCEV's – Toyota Mirai launched in 2014

www.advent.energy

AMCI Acquisition Corp. ADVENT

42

 More Countries are Looking to Phase Out Internal Combustion Engines (“ICE”)  17 countries have taken varying types of action, from soft targets to strong commitments, to phase out ICE vehicles and increase the number of EVs  43  Country  Action Announced  Date Announced  Austria  No new ICE vehicles sold after 2020  2016  Britain  No new ICE vehicles sold after 2040  2017  California (U.S.)  No new ICE vehicles sold after 2035  2020  China  End production and sales of ICE vehicles by 2040  2017  Denmark  5,000 EVs on the road by 2019, tax incentives in place  Since 2008  France  No new ICE vehicles sold after 2040  2017  Germany  No registration of ICE vehicles by 2030 (passed by legislature)  2016  India  No new ICE vehicles sold after 2030  2017  Ireland  No new ICE vehicles sold after 2030  2017  Israel  No new ICE vehicle imports after 2030  2018  Japan  Incentives program in place for EV sales  Since 1996  Netherlands  No new ICE vehicles sold after 2030  2017  Norway  Incentives program in place for EV sales  Since 1990  Portugal  Official target and incentives in place for EV sales  Since 2010  Scotland  No new ICE vehicles sold after 2032  2017  South Korea  EVs account for 30% of auto sales by 2020  2016  Spain  Official target and incentives in place for EV sales  2017  Taiwan  Phase out of fuel-powered motorcycles by 2035 and fuel-powered vehicles by 2040  2017  Source: The Climate Center.

Glossary

Abbreviation	Term	Description
BEV	Battery electric vehicle	Vehicle using exclusively battery technology
BOM	Bill of materials	List of raw materials, assemblies and parts and quantities of each to manufacture a finished product
CHP	Combined heat and power	Also known as cogeneration, CHP is primarily used in industrial applications
DoE	U.S. Department of Energy	Primary governmental body responsible for clean energy R&D
FCEV	Fuel cell electric vehicle	Vehicle using fuel cell technology, often in conjunction with batteries
HDV	Heavy-duty vehicle	A vehicle exceeding 26,001 pounds
HT-PEM	High-temperature proton exchange membranes	Operate at 160°C to 200°C
ICE	Internal combustion engine	Standard heat engine used in traditional vehicles
IoT	Internet of Things	System of interrelated computing devices able to transfer data over a network

Abbreviation	Term	Description
Li-ion	Lithium Ion	Common battery used in consumer electronics and EVs
MEA	Membrane electrode assembly	Assembled stack of proton exchange membranes; heart of the fuel cell
MDV	Medium-duty vehicle	A vehicle weighing 10,001 - 26,000 pounds
OEM	Original equipment manufacturer	Company that produces devices from intermediate components
PHEV	Plug-in hybrid electric vehicle	Combines ICE with battery-powered electric vehicles
RFB	Redox flow battery	Industrial scale rechargeable battery that can be used in industrial scale applications
SOFC	Solid oxide fuel cell	Highest temperature fuel cell (800°C to 1,000°C)
--	Electrolysis	Process using direct electric current (DC) to drive chemical reaction
--	eFuels	Synthetic fuels resulting from electrolysis of water with renewable energy and CO2

www.advent.energy

AMCI Acquisition Corp. ADVENT

44

Thank you    www.advent.energy